UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

Kellogg Company

(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of Principal executive offices, including Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2014, Kellogg Company (the “Company”) priced an offering €500,000,000 of 1.750% Senior Notes due 2021 (the “Notes”). In connection with the offering, the Company entered into an Underwriting Agreement, dated May 19, 2014, with Barclays Bank PLC, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Deutsche Bank AG, London Branch, as representatives of the several underwriters mentioned therein. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-181377) filed on May 14, 2012.

On May 20, 2014, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated May 19, 2014 (the “Prospectus Supplement”) in connection with the public offering of the Notes.

The Notes were issued on May 23, 2014 under an indenture, dated as of May 21, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by an Officers’ Certificate, dated May 23, 2014 (the “Officers’ Certificate”).

For a complete description of the terms and conditions of the Underwriting Agreement, the Notes and the Officers’ Certificate, please refer to the Prospectus Supplement and such other documents which are filed with this Form 8-K and incorporated herein by reference.

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated May 19, 2014, by and among Kellogg Company, Barclays Bank PLC, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Deutsche Bank AG, London Branch.

Exhibit 4.1	Officers’ Certificate of Kellogg Company (with form of 1.750% Senior Note due 2021).

Exhibit 12.1	Calculation of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

/s/ Gary H. Pilnick
Date: May 23, 2014	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 19, 2014, by and among Kellogg Company, Barclays Bank PLC, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. and Deutsche Bank AG, London Branch.

Exhibit 4.1	Officers’ Certificate of Kellogg Company (with form of 1.750% Senior Note due 2021).

Exhibit 12.1	Calculation of Ratio of Earnings to Fixed Charges